Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
Basis of Presentation	Basis of Presentation
The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

As of December 31, 2024, our total current liabilities exceeded our total current assets by approximately $98.4 million, primarily due to our $210.0 million Secured Revolving Credit Facility that will mature on September 17, 2025 and has an outstanding balance of $136.0 million due on its maturity date. Our secured term loan facilities and revolving credit facilities contain covenants that require that the borrowers have liquidity of no less than (i) $35.0 million or $50.0 million, as applicable to the relevant loan facility, or (ii) 5% of total debt (representing $43.0 million as of December 31, 2024), whichever is greater. Please see “10. Secured Term Loan Facilities and Revolving Credit Facilities”.

The Company has a responsibility to evaluate whether conditions and/or events raise substantial doubt over its ability to meet its future financial obligations as they become due within one year after the date that the financial statements are issued. The Company’s $210 million September 2020 Secured Revolving Credit Facility matures on September 17, 2025, which is within twelve months of the issuance of these consolidated financial statements. On that maturity date a repayment of $136.0 million in respect of the loan facility falls due. The Company anticipates that in the absence of further refinancings or other sources of liquidity, the Company would be unable to meet its future financial obligations. This represents substantial doubt about the Company’s ability to continue as a going concern within one year after the issuance date. Management has commenced a process to refinance the September 2020 Secured Revolving Credit Facility and, through discussions with potential lenders, expects to complete this refinance in the second quarter of 2025. There can be no assurance that the Company will be able to refinance the $210 million September 2020 Secured Revolving Credit Facility. However, the accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded assets and liabilities or any other adjustments that might result in the event we are unable to continue as a going concern.

As part of the assessment, management has included consideration of the following;
•our current financial condition and liquidity sources, including current funds available and forecasted future cash flows;

•the severity and duration of any world events and armed conflicts, including the Russian-Ukraine war, conflicts in the Israel-Gaza region and the broader conflict in the Middle East involving Iran and other nations, and associated repercussions to supply and demand for oil and gas and the economy generally as well as possible effects of trade disruptions;

•environmental regulations such as those affecting vessels' Energy Efficiency Existing Ship Index (“EEXI”); and

•the total capital contributions required for the Terminal Expansion Project (as defined below) and our Newbuild Vessels (also as defined below).

Management has determined that it is appropriate to continue to adopt the going concern basis in preparing the financial statements.

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries and Variable Interest Entities (“VIE”) for which the Company is a primary beneficiary and which are also consolidated (See Note 9. Variable Interest Entities to our consolidated financial statements). All intercompany accounts and transactions have been eliminated on consolidation.

In preparing these consolidated financial statements, management has disaggregated certain income statement line items. This disaggregation was performed to enhance clarity and to provide users with greater insight into the Company’s financial position. Unrealized foreign exchange gains and losses are separately disclosed and disaggregated from interest expense. Prior period balances were reclassified to conform to the current period presentation.

We operate the Ethylene Export Terminal through our 50/50 Export Terminal Joint Venture. Our joint venture partner is the sole managing member of the Export Terminal Joint Venture and it is also the operator of the Ethylene Export Terminal. The Export Terminal Joint Venture is organized as a limited liability company and maintains separate ownership accounts, consequently, we account for our investment using the equity method as our ownership interest is 50% and we exercise joint control over the investee’s operating and financial policies. We disclose our proportionate share of profits and losses from equity method unconsolidated affiliates in the statement of operations and adjust the carrying amount of our equity method investments on the balance sheet accordingly. The carrying amount is recognized initially at cost, which includes interest capitalized from the terminal loan facility utilized during the construction phase. The capitalized interest will be amortized over the useful life of the terminal. After initial recognition, the consolidated financial statements will include the Company’s share of the profit or loss and other comprehensive income (“OCI”) of equity-accounted investees, until the date on which joint control ceases.

In March 2020, the Company collaborated with Pacific Gas Pte. Ltd. and Greater Bay Gas to form and manage the Luna Pool as Pool Participants (the "Pool Participants"). As part of the formation of the Luna Pool, Luna Pool Agency Limited, (“Pool Agency”) was established. The investment in the Pool Agency created a 50/50 joint venture with Greater Bay Gas as outlined by Accounting Standards Codification (“ASC”) 323 – Investments -Equity Method and Joint Ventures (“ASC 323”). The Company’s investment in Pool Agency is accounted for as an equity investment in accordance with the guidance within ASC 810 – Consolidation and ASC 323. Pool revenues and expenses within the Luna Pool are accounted for in accordance with ASC 808 – Collaborative Arrangements. The Collaborative Arrangements ended with the Company no longer accounting for any of the pool vessels’ earnings under the Luna Pool collaborative arrangement following the acquisition by the Navigator Greater Bay Joint Venture of the final vessel Navigator Vega on April 13, 2023.

On November 30, 2024, the Company decided to end its Luna Pool collaborative arrangement with Greater Bay Gas. All the vessels that were previously in the Luna Pool collaborative arrangement are owned through the Navigator Greater Bay Joint Venture, individually commercially managed by our wholly-owned subsidiary, NGT Services (U.K.) Limited and technically managed by the third party, PG Shipmanagement based in Singapore.

We own a 50% share in Dan Unity CO2 A/S (“Dan Unity”). Dan-Unity is a 50/50 joint venture involving one of our subsidiaries, and the joint venture partners, who combine their financial capacities, expertise in, and experience with designing and potentially constructing specialized CO2 gas carriers and would handle all activities of seaborne CO2 transportation. Dan Unity is accounted for as an investment using the equity method in accordance with the guidance within ASC 810 – Consolidation, and ASC 323 – Equity Method and Joint Ventures.
We own a 33.3% share in Unigas International B.V. (“Unigas B.V”). Unigas B.V operates the Unigas Pool which was founded in 1969, with three pool members, Schulte Group, Sloman Neptun and Navigator Gas Denmark Aps (‘Pool members’) and where each contribute vessels to operate within the Unigas Pool. The Unigas pool is not a legal entity and operations are governed by an agreement between the Pool members. Vessel earnings are pooled and then distributed to the Pool members, using a formula according to the Unigas Pool agreement. The Company’s investment in Unigas B.V is accounted for as an investment using the equity method in accordance with the guidance within ASC 810 – Consolidation, and ASC 323 – Equity Method and Joint Ventures, whereas revenues and expenses within the Unigas Pool are accounted for in accordance with ASC 842 – Leases.
Collaborative Arrangements
Collaborative Arrangements

The Pool Participants managed and participated in the activities of the Luna Pool through an executive committee comprising equal membership from both Pool Participants. Certain decisions made by the executive committee as to the operations of the Luna Pool require the unanimous agreement of both participants with others requiring a majority of votes. The Collaborative arrangement ended following the acquisition by the Navigator Greater Bay Joint Venture of the final vessel, Navigator Vega, on April 13, 2023. The Luna Pool was dissolved on November 30, 2024. Prior to the termination of the Luna Pool collaborative arrangement, the Company’s wholly owned subsidiary, NGT Services (U.K.) Limited acts as commercial manager (“Commercial Manager”) to the Luna Pool. The Collaborative arrangement ended following the acquisition by us of the final vessel, Navigator Vega, on April 13, 2023. All the external vessels that were previously in the Luna Pool collaborative arrangement are now owned through the Greater Bay Joint Venture, individually commercially managed by our wholly-owned subsidiary, NGT Services (U.K.) Limited and technically managed by the third party, PG Shipmanagement based in Singapore.

Under the pool agreement, the Commercial Manager was responsible, as an agent, for the marketing and chartering of the participating vessels, collection of revenues and paying voyage costs such as port call expenses, bunkers and brokers’ commissions in relation to charter contracts, but the vessel owners continue to be fully responsible for the financing, insurance, crewing and technical management of their respective vessels. The Commercial Manager received a fee based on the net revenues of the Luna Pool, which is levied on the Pool Participants, which after the elimination of inter group income, was $nil for the year ended December 31, 2024 (December 31, 2023 $0.1 million and 2022: $0.4 million).

Pool revenues and expenses within the Luna Pool were accounted for in accordance with ASC 808 – Collaborative Arrangements; Pool earnings (gross earnings of the pool less costs and overheads of the Luna Pool and fees to the Commercial Manager) were aggregated and then allocated to the Pool Participants in accordance with an apportionment for each participant’s vessels multiplied by the number of days each of their vessels are on hire in the pool during the relevant period and therefore the Company is exposed to risks and rewards dependent on the commercial success of the Luna Pool. We concluded that the Company was an active participant due to its representation on the executive committee and the participation of the Commercial Manager, as is the other Pool Participant, during the period in which the Luna Pool was in existence.
We have presented our share of net income earned under the Luna Pool collaborative arrangement across a number of lines in our consolidated statements of operations. For revenues and expenses earned/incurred specifically by the Company’s vessels and for which we are deemed to be the principal, these are presented gross on the face of our consolidated statements of operations within operating revenues, voyage expenses and brokerage commissions. Our share of pool net revenues generated by the other Pool Participant’s vessels in the Luna Pool collaborative arrangement is presented on the face of our consolidated statements of operations within operating revenues – Luna Pool collaborative arrangements. The other Pool Participant’s share of pool net revenues generated by our vessels in the pool is presented on the face of our consolidated statements of operations within voyage expenses – Luna Pool collaborative arrangements. The portion of the Commercial Manager’s fee which is due from the other Pool Participant is presented on the face of our consolidated statements of operations as other income.
Vessels and Vessels Held for Sale	Vessels
Vessels are stated at cost, which includes the cost of construction, capitalized interest and other direct costs attributable to construction. The cost of the vessels (excluding the estimated initial drydocking cost) less their estimated residual value is depreciated on a straight-line basis over the vessel’s estimated useful life. With effect from January 1, 2022, the estimated useful life of the Company’s vessels changed from 30 years to 25 years, from the date of original construction.
Vessels Held for Sale Assets are classified as held for sale when the Company commits to a plan to sell the asset, the sale is probable within one year, and the asset is available for immediate sale in its present condition. Consideration is given to whether the asset is currently being marketed for sale at a price that is reasonable in relation to its current fair value, and whether actions required to complete the plan indicate that it is unlikely that significant changes to the intention to sell will be made or that the intention to sell will be withdrawn. When assets are classified as held for sale, they are measured at the lower of their carrying amount or fair value less cost to sell and they are tested for impairment. A loss is recognized when the carrying value of the asset exceeds the estimated fair value, less transaction costs. Assets classified as held for sale are no longer depreciated.
Valuation of Vessels	Valuation of Vessels
Our vessels and capitalized drydocking costs are reviewed for impairment when events or circumstances indicate the carrying amount of the vessel and capitalized drydocking costs may not be recoverable. When such indicators are present, a vessel and the capitalized drydocking costs are tested for recoverability, by comparing the future cash flows (undiscounted and excluding interest charges that will be recognized as an expense when incurred) expected to be generated by the vessel and the capitalized drydocking costs over their estimated remaining useful life to its carrying value. If we determine that a vessel’s undiscounted cash flows are less than its carrying value, we record an impairment loss equal to the amount by which its carrying amount exceeds its fair value. Fair value is determined using a discounted cashflow model. The new lower cost basis would result in lower annual depreciation than before the impairment. At December 31, 2024, the estimated useful lives of the vessels were unchanged at 25 years, and none of the vessels showed indications of impairment.

The determination that the useful economic lives remained appropriate involved the use of judgements and assumptions, including a review of useful economic lives against industry peers, an analysis of costs incurred during the drydocking process and an assessment of profit or losses realized through vessels sold in recent years. The review of the useful economic lives of vessels is performed on an annual basis.
When impairment indicators are present, the estimates and assumptions regarding expected cash flows require considerable judgment and are based upon historical experience, financial forecasts and industry trends and conditions and reflect management’s assumptions and judgements. Future cash flow assumptions also require estimates regarding the remaining useful lives of the vessels and capitalized drydocking costs. When discounted cash flows are required, assumptions are made regarding the discount rate applied to the estimated future cash flows.
Impairment of Equity Method Investments	Impairment of Equity Method Investments Equity method investments are reviewed for indicators of impairment when events or circumstances indicate the carrying amount of the investment may not be recoverable. When such indicators are present, we determine if the indicators are ‘other than temporary’ to determine if an impairment exists. If we determine that an impairment exists, a discounted cash flow analysis is carried out based on the future cash flows expected to be generated over the investment’s estimated remaining useful life. The resulting net present value is compared to the carrying value and we would recognize an impairment loss equal to the amount by which the carrying amount exceeds its fair value.
Drydocking Costs	Drydocking Costs
Depending on the age of each vessel, it is required to be dry-docked approximately every two and a half year or five years for classification society surveys and inspections of, among other things, the underwater parts of the vessel. These works include, but are not limited to hull coatings, seawater valves, steelworks and piping works, propeller servicing and anchor chain winch calibrations, all of which cannot be performed while the vessels are operating. The Company capitalizes costs associated with the dry-dockings in accordance with ASC 360 – Property, Plant and Equipment, and amortized these costs on a straight-line basis over the period to the next expected dry-docking. Amortization of dry-docking costs is included in depreciation and amortization in the Consolidated Statements of Operations. Costs incurred during the dry-docking period which relate to routine repairs and maintenance are expensed. Where a vessel is newly acquired, or constructed, a proportion of the cost of the vessel is allocated to the components expected to be replaced at the next drydocking based on the expected costs relating to the next drydocking, which is based on experience and past history of similar vessels. Drydocking costs are included within operating activities on the cashflow statement.

Intangible Assets	Intangible Assets Intangible assets consist of software acquisition and associated costs of software modification to meet the Company’s internal needs. Intangible assets are amortized on a straight-line basis over the expected life of the software license, product or the expected duration that the software is estimated to contribute to the cash flows of the Company, estimated to be five years. Amortization of intangible assets is included in depreciation and amortization in the Consolidated Statements of Operations. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and exceeds its fair value.
Cash, Cash Equivalents and Restricted Cash	Cash, Cash Equivalents and Restricted Cash
The Company considers highly liquid investments, such as time deposits and certificates of deposit, with an original maturity of three months or less when purchased, to be cash equivalents. As of December 31, 2024, and 2023 and for the years then ended, the Company had balances in U.S. financial institutions in excess of the amounts insured by the Federal Deposit Insurance Corporation (“FDIC”). The Company also maintains cash balances in foreign financial institutions outside of the U.S. which are not covered by the FDIC.
Amounts included in restricted cash represent cash in blocked deposit accounts that is required to be deposited in accordance with the terms of the secured term loans with a banking institution.
Accounts Receivable, Net	Accounts Receivable, Net
The Company carries its accounts receivable at cost less an allowance for expected credit losses. As of December 31, 2024 and December 31, 2023, the Company evaluated its accounts receivable and established an allowance for expected credit losses, based on a history of past write-offs, collections and current credit conditions. The Company also considers future and reasonable and supportable forecasts of future economic conditions in its allowance for expected credit losses. The Company does not generally charge interest on past-due accounts (unless the accounts are subject to legal action), and accounts are written off as uncollectible when all reasonable collection efforts have failed. Accounts are deemed past-due based on contractual terms.
Bunkers and Lubricant Oils	Bunkers and Lubricant Oils Bunkers and lubricant oils include bunkers (fuel), for those vessels under voyage charters. Under a time charter, the cost of bunkers is borne by and remains the property of the charterer. Bunkers and lubricant oils are accounted for on a first-in, first-out (“FIFO”) basis and are valued at cost.
Deferred Finance Costs	Deferred Finance Costs Costs incurred in connection with obtaining secured term loan facilities, revolving credit facilities and bonds are recorded as deferred financing costs and are amortized to interest expense over the estimated duration of the related debt. Such costs include fees paid to the lenders or on the lenders’ behalf and associated legal and other professional fees. Under the Accounting Standards Update (ASU) 2015- 03, Interest—Imputation of Interest the Company has adopted the accounting standard (Subtopic 835-30)—simplifying the presentation of debt issuance cost to present the unamortized debt issuance costs, excluding upfront commitment fees, as a direct reduction of the carrying value of the debt. Deferred financing costs related to undrawn debt are presented as assets on our consolidated balance sheet and amortized using the straight-line method. Following a loan refinancing assessed as a modification, any unamortized issuance costs related to the refinanced facility will continue to be amortized over the new term of the loan using the effective interest rate method.
Deferred Income	Deferred Income
Deferred income is the balance of cash received in excess of revenue earned under voyage charter arrangements as of the balance sheet date. Deferred income also includes the unearned portion of time charter revenue invoices for which consideration has not been received as at the balance sheet date, but for which there is an unconditional right to receive such consideration before the performance obligation is satisfied.
Accruals and Other Liabilities	Accruals and Other Liabilities Accrued expenses and other liabilities include all accrued liabilities relating to the operations of our vessels as well as any amounts accrued for general and administrative costs.
Revenue Recognition	Revenue Recognition
The Company receives its revenue streams from three different sources; voyage or ‘spot’ charters, contracts of affreightment (“COA”), and time charters.

Voyage charter and COA arrangements

In the case of vessels contracted under voyage charters, the vessel is contracted for a voyage, or a series of voyages, between two or more ports and the Company is paid for the cargo transported. Revenue from COAs is recognized on the same basis as revenue from voyage charters, as they are essentially a series of consecutive voyage charters. Payment from voyage charters and COAs is due upon discharge of the cargo at the discharge port. We recognize revenue on a load port to discharge port basis and determine percentage of completion for all voyage charters and COAs on a time elapsed basis. The Company believes that the performance obligation towards the customer starts to become satisfied once the cargo is loaded and the obligation becomes completely satisfied once the cargo has been discharged at the discharge port.

Under this revenue recognition standard, the Company has identified certain costs incurred to fulfill a contract with a charterer, which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences. These directly related costs are generally fuel or any canal or port costs incurred to get the vessel from its position at the inception of the contract to the load port to commence loading of the cargo. These costs are deferred and amortized over the duration of the performance obligation on a time basis. Voyage charters and COAs typically have an expected duration of one year or less.

Time charter arrangements

For vessels contracted under time charters, the arrangements are for a specified period of time. The Company receives a fixed charter rate per on-hire day which is payable monthly in advance and revenue is recognized ratably over the term of the charter.
Within our time charter arrangements, key decisions concerning the use of the vessel during the duration of the time charter period reside with the charterer. We are responsible for the crewing, maintenance and insurance of the vessel, and the charterer is generally responsible for voyage specific costs, which typically include bunkers and port/canal costs. As the charterer holds rights to determine how and when the vessel is used and is also responsible for voyage specific costs incurred during the voyage, the charterer derives the economic benefits from the use of the vessel, as control over the use of the vessel is transferred to the charterer during the specified time charter period. Time charters are therefore considered operating leases and we apply the lease income recognition guidance in ASC 842 – Leases following the adoption of that standard. In addition, the Company has performed a qualitative analysis of each of its time charter contracts and concluded that the lease component is the predominant component as the charterer would attribute most value to the ability to direct the use of the vessel rather than to the technical and crewing services to operate the vessel which are add-on services. Accordingly, revenue from vessels under time charter arrangements is presented as a single lease component.
Other Comprehensive Income/(Loss)	Other Comprehensive Income/(Loss) The Company follows the provisions of ASC 220 – Comprehensive Income, which requires separate presentation of certain transactions, which are recorded directly as components of stockholders’ equity. Comprehensive income is comprised of net income/(loss) and foreign currency translation gains and losses.
Voyage Expenses and Vessel Operating Expenses	Voyage Expenses and Vessel Operating Expenses When the Company employs its vessels on time charter, it is responsible for the operating expenses of the vessels, such as crew costs, stores, insurance, repairs and maintenance while the customer is responsible for substantially all of the voyage expenses. In the case of voyage charters, the vessel is contracted only for a voyage between two or more ports, and the Company pays for all voyage expenses in addition to the vessel operating expenses. Voyage expenses consist mainly of in-port expenses, canal fees and bunker (fuel) consumption and are recognized as incurred during the performance obligation (the period of time from load to discharge) of the vessel. The Company has identified certain voyage costs incurred to fulfill a contract with a charterer, which are costs incurred following the commencement of a contract or charter party but before the loading of the cargo commences. These directly related costs are generally fuel or any canal or port costs to get the vessel from its position at inception of the contract to the load port to commence loading of the cargo. These costs are deferred and amortized over the duration of the performance obligation on a time basis.
Repairs and Maintenance	Repairs and Maintenance All expenditures relating to routine maintenance and repairs are expensed when incurred.
Insurance	Insurance
The Company maintains hull and machinery insurance, war risk insurance, protection and indemnity insurance, increased value insurance, demurrage and defense insurance in amounts considered prudent to cover normal risks in the ordinary course of its operations. Premiums paid in advance to insurance companies are recognized as prepaid expenses and recorded as a vessel operating expense over the period covered by the insurance contract. In addition, the Company maintains Directors and Officers insurance.
When the Company has enforceable insurance in place, a receivable is recognized for an insured event if realization is probable. We apply judgement that an insurance recovery is probable when the insurer has confirmed that a claim is covered by insurance, the claim has been successful, and an amount will be paid to the Company. If the insurance receivable realization is probable, the receivable is measured as the lesser of (a) the recognized loss from the insurance event or (b) the probable recovery from the insurer. Subsequent receipt of the receivable is typically but not always within a twelve month period, and insurance receivables are classified as current on our consolidated balance sheet. If the recoverability of the insurance claim is subject to dispute then there is a rebuttable presumption that realization is not probable.
Share-Based Compensation	Share-Based Compensation The Company records as an expense in its financial statements the fair value of all equity-settled stock-based compensation awards. The terms and vesting schedules for share-based awards vary by type of grant. Generally, the awards vest subject to time-based (typically one to three years) service conditions. Compensation expense is recognized ratably over the service period.
Use of Accounting Estimates	Use of Accounting Estimates We prepare our consolidated financial statements in accordance with U.S. GAAP, which requires us to make estimates in the application of our accounting policies based on our best assumptions, judgments and opinions. On a regular basis, management reviews the accounting policies, assumptions, estimates and judgments to ensure that our consolidated financial statements are presented fairly and in accordance with U.S. GAAP. However, because future events and their effects cannot be determined with certainty, actual results could differ from our assumptions and estimates, and such differences could be material.
Foreign Currency Transactions	Foreign Currency Transactions Substantially all of the Company’s cash receipts are in U.S. Dollars. The Company’s disbursements, however, are in the currency invoiced by the supplier. The Company remits funds in the various currencies invoiced. The non-U.S. Dollar invoices received, and their subsequent payments, are converted into U.S. Dollars when the transactions occur. The movement in exchange rates between these two dates is transferred to an exchange difference account and is expensed each month. The exchange risk resulting from these transactions is not considered to be material.
Derivative Instruments	Derivative Instruments Derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying balance sheet and subsequently remeasured to fair value at each reporting date, regardless of the purpose or intent for holding the derivative. The resulting derivative assets or liabilities are shown as a single line and are not netted off against one another on the face of the balance sheet. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract qualifies for hedge accounting and has been designated as a hedging instrument. For derivative instruments that are not designated or that do not qualify as hedging instruments under ASC 815 – Derivatives and Hedging, the asset or liability is recognized as ‘Derivative assets’ or ‘Derivative liabilities’ on the balance sheet and changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swap agreements are recorded in unrealized (losses)/gains on non-designated derivative instruments in the Company’s consolidated statement of operations but do not impact our cash flows.
Income Taxes	Income Taxes
Current taxation

Navigator Holdings Ltd. and its Marshall Islands subsidiaries are currently not required to pay income taxes in the Marshall Islands on ordinary income or capital gains as they qualify as exempt companies.

The Company has four wholly owned subsidiaries incorporated in the United Kingdom where the base tax rate is currently 25%. These subsidiaries provide services to affiliated entities within the group.

The Company has a subsidiary in Poland where the base tax rate is currently 19%. The subsidiary earns management fees from fellow subsidiary companies.

The Company has a subsidiary incorporated in Singapore where the base tax rate is currently 17%. The subsidiary earns management and other fees and receives interest from a VIE, PT Navigator Khatulistiwa. The VIE is subject to Indonesian freight tax on all of its gross shipping transportation revenue at a rate of 1.2%.

The Company has a subsidiary in the United States of America where the base tax rate is currently 21%. The subsidiary owns a 50% interest in the Export Terminal Joint Venture, a pass through entity for U.S. tax purposes with the subsidiary liable for its share of the profits of the Ethylene Export Terminal.

The Company considered the income tax disclosure requirements of ASC 740 – Income Taxes, with regard to disclosing material unrecognized tax benefits; none were identified. The Company’s policy is to recognize accrued interest and penalties for unrecognized tax benefits as a component of tax expense. As of December 31, 2024, and 2023, there were no accrued interest and penalties for unrecognized tax benefits.

Deferred taxation

Deferred income tax assets and liabilities are recognized for the future tax consequences attributed to differences between the financial statements and tax basis of existing assets and liabilities using enacted rates applicable to the periods in which the differences are expected to affect taxable income. Deferred income tax balances included on the consolidated balance sheet reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax basis and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered. Deferred income tax assets represent amounts available to reduce income taxes payable on taxable income in future years. The recoverability of these future tax deductions is evaluated by assessing the adequacy of future taxable income, including the reversal of temporary differences and forecasted operating earnings. If it is deemed more likely than not that the deferred tax assets will not be realized, the Company provides for a valuation allowance.
Earnings Per Share	Earnings Per Share
Basic earnings per common share (“Basic EPS”) is computed by dividing the net income/(loss) available to common stockholders by the weighted average number of shares outstanding in any period. Diluted earnings per common share (“Diluted EPS”) is computed by dividing the net income available to common stockholders by the weighted average number of common shares and dilutive common share equivalents then outstanding in any period.
Share options granted pursuant to the 2023 Restricted Stock Plan are the only dilutive shares, and these shares have been considered as outstanding since their respective grant dates for the purposes of computing diluted earnings per share.
Related parties	Related parties Parties are related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also related if they are subject to common control or significant influence.
Segment Reporting	Segment Reporting
The Company’s chief operating decision maker (“CODM”) is the Chief Executive Officer. The CODM principally evaluates the performance of each vessel and all our vessels as a whole and not on the basis of separate business units, geographical area, or the location of activities. As a result, the Company has determined that it operates as one reportable segment. The CODM uses individual and total consolidated assets and individual and total consolidated income and expense information to manage the operations of the segment. Such measures are compared against prior periods to identify, assess and respond to trends. As disclosed in Note 5. Operating Revenues to our consolidated financial statements, there are two different revenue streams due to the nature of the contracts that we operate. The Company considers that its equity method investments do not meet the criteria in ASC 280 to be separate reportable segments.

(aa) European Union Allowances (EUAs)

The Company participates in the European Union Emissions Trading System (EU ETS) and holds European Union Allowances (EUAs) for compliance purposes. EUAs that are acquired are recorded as inventory in accordance with ASC 330 – Inventory and are initially recognized at cost upon acquisition. EUAs held for compliance purposes are classified as inventory until they are surrendered to regulatory authorities. EUAs are measured at the lower of cost or net realizable value (NRV) and are not revalued.

Recent Accounting Pronouncements	Recent Accounting Pronouncements
The following accounting standards issued as of December 31, 2024 may affect the future financial reporting by Navigator Holdings Ltd., however no new accounting pronouncements that are expected to have a material impact on the financial reporting by the Company.

In January 2021, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2021-01, Reference Rate Reform (Topic 848)—Reference Rate Reform on Financial Reporting. The amendments in this update are elective and apply to all entities that have derivative instruments that use an F-21 interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments also optionally apply to all entities that designate receive-variable-rate, pay-variable rate cross currency interest rate swaps as hedging instruments in investment hedges that are modified as a result of reference rate reform. This optional guidance may be applied upon issuance from any date beginning January 7, 2021, through December 31, 2022. Additionally in December 21, the FASB issued ASU 2022-06, which defers the sunset date of ASC 848, Reference Rate Reform, from December 31, 2022 to December 31, 2024. ASC 848 provides temporary relief relating to the potential accounting impact relating to the replacement of LIBOR or other reference rates expected to be discounted as a result of reference rate reform. ASU 2022-06 is effective immediately for all entities. As a result we have updated certain banking facilities to a new reference rate with no material effects on our consolidated financial position, results of operations, and cash flows.
In August 2021, the Financial Accounting Standards Board (“FASB”) issued ASU 2021-08, Business Combination (Topic 805)—Accounting for Contract Assets and Contract Liabilities from Contracts with Customers. The ASU is effective from the fiscal years beginning after December 15, 2022, and interim periods within those fiscal years. The amendments in this update primarily address the accounting for contract assets and contract liabilities from revenue contracts with customers in a business combination. However, the amendments also apply to contract assets and contract liabilities from other contracts to which the provisions of Topic 606 apply, such as contract liabilities from the sale of nonfinancial assets within the scope of Subtopic 610-20, Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets. Additionally in May 2023, the FASB issued ASU 2023-05 with updates to Joint Venture Formations (Subtopic 805-60)—Recognition and Initial Measurement. This ASU is effective prospectively from the fiscal years beginning after January 1, 2025. The amendments in this Update permit a joint venture to apply the measurement period guidance in Subtopic 805-10 if the initial accounting for a joint venture formation is incomplete by the end of the reporting period in which the formation occurs. No material impact on our consolidated financial position, results of operations, and cash flows is expected.

In January 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-01, Leases (Topic 842)— Common Control Arrangements. The ASU is effective from fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Topic 842 requires that entities determine whether a related party arrangement between entities under common control (hereinafter referred to as a common control arrangement) is a lease. If the arrangement is determined to be a lease, an entity must classify and account for the lease on the same basis as an arrangement with an unrelated party (on the basis of legally enforceable terms and conditions). That represents a change from the requirements of Topic 840, Leases, which required that an entity classify and account for an arrangement on the basis of economic substance when those terms and conditions were affected by the related party nature of the arrangement. No material impact on our consolidated financial position, results of operations, and cash flows is expected.

In February 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-02, Investments Equity Method and Joint Ventures (Topic 323)—Accounting for Investments in Tax Credit Structures using the Proportional Amortization Method, introduced the option to apply the proportional amortization method to account for investments made primarily for the purpose of receiving income tax credits and other income tax benefits when certain requirements are met; however, the amendments in that Update limited the proportional amortization method to investments in low-income-housing tax credit ("LIHTC") structures. The proportional amortization method results in the cost of the investment being amortized in proportion to the income tax credits and other income tax benefits received, with the amortization of the investment and the income tax credits being presented net in the income statement as a component of income tax expense (benefit). Equity investments in other tax credit structures are typically accounted for using the equity method or Topic 321, Investments— Equity Securities, which results in investment income, gains and losses, and tax credits being presented gross on the income statement in their respective line items. The ASU is effective from the fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. No material impact on our consolidated financial position, results of operations, and cash flows is expected.

In July 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-07, Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures. The ASU is effective from fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The ASU should be adopted retrospectively unless it is impracticable to do so. Upon adoption, a public entity will adopt the ASU as of the beginning of the earliest period presented. However, the significant segment expense categories are based on those identified in the current period of adoption, regardless of how expenses may have been reported to the Chief Operating Decision Maker ("CODM") in the prior periods. Early adoption of the ASU is permitted, including in an interim period. If a public entity elects to early adopt the ASU in an interim period, the guidance should be applied as of the beginning of the fiscal year that includes the interim period. The Company has adopted ASU 2023-07 and it was applied retrospectively, however no material impact on our consolidated financial position, results of operations, and cash flows is expected.

In September 2023, the Financial Accounting Standards Board (“FASB”) issued ASU 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures. Given the magnitude of changes to the tabular reconciliation as compared to the existing requirements, Public entities ("PBEs") will need to consider how they will adopt the standard. Whether it is applied prospectively or retrospectively, the adoption of the ASU will necessitate consideration of the reporting entity’s processes, systems, and controls around disclosures. The foreign tax effects category in particular expands significantly on existing disclosure for most reporting entities. For Public entities, ASU 2023-09 is effective for annual periods beginning after December 15, 2024. The guidance should be applied on a prospective basis with the option to apply the standard retrospectively. Early adoption is permitted. No material impact on our consolidated financial position, results of operations, and cash flows as a result of future amendments is expected.

In November 2024, the FASB issued ASU 2024-03, Disaggregation of Income Statement Expenses. This guidance requires additional quantitative and qualitative disclosure of certain amounts included in the expense captions presented on the face of the Statement of Operations as well as disclosures about selling expenses. The ASU is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2026 and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Company is in the process of assessing the impact the adoption of this guidance will have on its disclosures, however, no material impact on our consolidated financial position is expected.